UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2008
Nissan Auto Receivables Corporation II
(Depositor)
Nissan Auto Receivables 2008-C Owner Trust
(Issuing Entity)

(Exact name of Registrant as Specified in its Charter)

Delaware	333-138931-04	26-6501020

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE NISSAN WAY
ROOM 5-124
FRANKLIN, TENNESSEE		37067

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (615) 725-1121
None

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01. OTHER EVENTS.
          The registrant has filed a final prospectus supplement, dated December 2, 2008, setting forth a description of the receivables pool and the structure of $124,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes, $185,000,000 aggregate principal amount of the Class A-2 Asset Backed Notes, $77,000,000 aggregate principal amount of the Class A-3a Asset Backed Notes, $80,000,000 aggregate principal amount of the Class A-3b Asset Backed Notes and $134,000,000 aggregate principal amount of the Class A-4 Asset Backed Notes by Nissan Auto Receivables 2008-C Owner Trust.
          The tables attached hereto as exhibit 99.1 set forth information regarding the composition of receivables in the pool as of November 30, 2008, the cut-off date.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits
          The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 99.1	Distribution Tables of Composition of Receivables as of November 30, 2008 (the Cut-off Date)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION II
By:	/s/ Rakesh Kochhar
	Name:	Rakesh Kochhar
	Title:	Treasurer
Date: December 8, 2008

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description

Exhibit 99.1	Distribution Tables of Composition of Receivables as of November 30, 2008 (the Cut-Off Date)